Exhibit 99.1

CHARTER OF THE AUDIT AND FINANCE COMMITTEE

OF THE BOARD OF DIRECTORS

OF OMINTO, INC.
(the “Corporation”)

Adopted on November 17, 2016

I. Audit and Finance Committee Purpose

The Audit and Finance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to assist the Board in fulfilling its oversight responsibilities as follows:

(i)	Oversee the Corporation’s accounting and financial reporting processes and disclosure related thereto, and audits of the Corporation’s financial statements.

(ii)	Oversee the integrity of the Corporation’s financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

(iii)	Oversee the independence and performance of the Corporation’s independent auditors.

(iv)	Provide an avenue of communication among the independent auditors, management and the Board.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Committee has the ability to retain independent legal, accounting, or other advisors as it deems necessary or appropriate in the performance of its duties.

The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and to any advisors employed by the Committee and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee’s oversight responsibility recognizes that the Corporation’s management is responsible for preparing the Corporation’s financial statements in accordance with generally accepted accounting principles and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that the Corporation’s financial management, as well as its outside auditors, have more time, knowledge and more detailed information on the Corporation and its financial reports than do Committee members; consequently, in carrying out its duties and responsibilities, the Committee is not providing any expert or special assurance as to the Corporation’s financial statements and is not conducting an audit or investigation of the financial statements or determining that the Corporation’s financial statements are true and complete or are in accordance with generally accepted accounting principles.

II. Audit and Finance Committee Composition and Meetings

The Committee shall be comprised of at lease three (3) directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Each member of the Committee must also meet the other qualification standards set by federal and state legislation and regulation and the applicable listing standards of The Nasdaq Stock Market, Inc. (“NASDAQ”), including not having participated in the preparation of the financial statements of the Corporation or any current subsidiary of the Corporation at any time during the past three years. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Corporation’s balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

The members of the Committee shall be appointed for one-year terms and shall serve for such term or terms as the Board may determine or until the earlier resignation or death. The Board may remove any member from the Committee at any time with or without cause.

The Committee shall meet at least four times annually, or more frequently as circumstances require, including teleconferences when appropriate. The Committee Chair shall prepare and/or approve an agenda for each meeting. A majority of the Committee shall constitute a quorum, and the Committee shall act only on the affirmative vote of a majority of the members present at the meeting; provided that the Committee may form and delegate authority to subcommittees or members when appropriate. The Committee shall meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Committee or each of these groups believes should be discussed. In addition, the Committee shall communicate with management and the independent auditors’ quarterly to review the Corporation’s financial statements and significant findings based upon the auditors limited review procedures.

III. Audit and Finance Committee Responsibilities and Duties

The following functions shall be the common recurring activities of the Committee in carrying out its oversight duties and responsibilities. The Committee may undertake additional duties and responsibilities as the Board or the Committee deems appropriate given the circumstances.

Document/Reports Review Procedures:

1.	The Committee shall review and assess the adequacy of this Charter at least annually, submit the Charter to the Board of Directors for approval and have the document published in accordance with SEC regulations or applicable listing standards.

2.	The Committee shall review and discuss with the Corporation’s management and independent auditors of the Corporation’s annual audited financial statements, the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the selection, application and disclosure of critical accounting policies and practices used in such financial statements. Additionally, based on such review, the Committee shall consider whether to recommend to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K. The discussion of financial statements and the related critical accounting policies and practices shall occur prior to the public release of such financial statements or results, and the discussion of the related disclosure, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” shall occur prior to the filing of the Form 10-K.

3.	The Committee shall review with management and the independent auditors the Corporation’s quarterly financial results and quarterly unaudited financial statements, the Corporation’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the Corporation’s selection, application and disclosure of critical accounting policies and practices used in such financial statements. The discussion of financial statements and the related critical accounting policies and practices shall occur prior to the public release of such financial statements or results, and the discussion of the related disclosure, including “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” shall occur prior to the filing of the Form 10-Q.

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4.	Discuss with management and the independent auditors policies with respect to risk assessment and risk management and the quality and adequacy of the Corporation’s processes and controls that could materially affect the Corporation’s financial statements and financial reporting. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management’s responses.

5.	Discuss with management the Corporation’s earnings guidance prior to the release thereof.

6.	Discuss with the independent auditors any significant changes to the Corporation’s accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 and SAS 90, as such standards may be modified or supplemented.

7.	Review disclosures made to the Committee by the Corporation’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Forms 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

Independent Auditors:

The independent auditors are accountable to the Committee and the Board and shall report directly to the Committee. The Committee shall review the independence and performance of the auditors annually. In addition, the Committee shall:

1.	oversee the work of the outside auditors and review the independent auditors’ audit plan including scope, staffing, locations, reliance upon management and general audit approval;

2.	resolve disagreements between management and the outside auditors regarding financial reporting;

3.	establish hiring policies for employees or former employees of the outside auditors;

4.	pre-approve all auditing services to be provided by the outside auditors;

5.	pre-approve all non-auditing services, including tax services, to be provided by the outside auditors, subject to such exceptions as may be determined by the Committee to be appropriate and consistent with federal and regulatory provisions;

6.	receive reports from the outside auditors regarding critical accounting policies and practices, alternative treatments of financial information and generally accepted accounting principles, and such other information as may be required by federal and regulatory provisions;

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7.	receive from the outside auditors annually a formal written statement delineating all relationships between the outside auditors and the Corporation that may impact the objectivity and independence of the outside auditors; and

8.	discuss with the outside auditors in an active dialogue any such disclosed relationships or services and their impact on the outside auditors’ objectivity and independence.

The Committee shall have the ultimate authority and responsibility to select (subject, if sought, to shareholder ratification), determine the compensation of, oversee the work of, and where appropriate, terminate and replace the outside auditors.

Legal & Compliance:

On at least an annual basis, review with the Corporation’s counsel any legal matters that could have a significant impact on the organization’s financial statements, the Corporation’s compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

Other Audit and Finance Committee Responsibilities:

1.	Review and approve all related-party transactions involving Affiliates as defined in the Corporation’s Code of Business Conduct and Ethics.

2.	Monitor, oversee and review compliance with the provisions of the Corporation’s Code of Business Conduct and Ethics that relate to accounting disclosures and regulations of the Securities and Exchange Commission (“SEC”) or NASDAQ.

3.	Serve as the initial reviewing body for allegations of violations of the Code of Business Conduct and Ethics or requests for waivers of the provisions of the Code of Business Conduct and Ethics by a director or executive officer of the Corporation that relate to accounting disclosures and regulations of the SEC or Nasdaq.

4.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Corporation’s annual proxy statement.

5.	At least annually review the Corporation’s director and officer insurance provisions.

6.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws as may be amended from time to time, and governing law, as the Committee or the Board deems necessary or appropriate.

7.	Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

8.	Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and of the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

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